Exhibit 10.1

FIFTH AMENDMENT TO MASTER CONVERSION AGREEMENT

This Fifth Amendment to Master Conversion Agreement (“Amendment”) dated May 13, 2013, is between The Pantry, Inc., a Delaware corporation with offices at 305 Gregson Drive, Cary, NC 27511(“PANTRY”), and Marathon Petroleum Company LP (f/k/a Marathon Petroleum Company LLC), a Delaware limited partnership with offices at 539 South Main Street, Findlay, Ohio 45840 (“MPC”), each a “Party” and together, the “Parties”.

WHEREAS, MPC and PANTRY entered into a Master Conversion Agreement dated July 26, 2010, as amended by First Amendment to Master Conversion Agreement dated February 14, 2011, Second Amendment to Master Conversion Agreement dated August 15, 2011, Third Amendment to Master Conversion Agreement dated October 2, 2011 and Fourth Amendment to Master Conversion Agreement dated June 4, 2012 (collectively the "Agreement"); and

WHEREAS, MPC and PANTRY desire to include additional motor fuel retail outlets within the Agreement;

WHEREAS, PANTRY has requested that certain applicable [***] requirements be redistributed by [***];

WHEREAS, MPC is willing to consent to such reallocation, provided that the total of all such [***] requirements (after such [***]) continue, in aggregate, to [***] within the Agreement;

WHEREAS, the Parties wish to clarify and enhance the provisions relating to [***];

WHEREAS, the Parties have agreed to amend the Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements set out below, the Parties agree:

1. The Agreement is amended as follows:
(a)    Section 1(I) of the Agreement is deleted in its entirety and the following is substituted for it:
“(I) “Minimum Monthly [***] Volume" means, with respect to a [***], the volume in gallons of [***] purchased by PANTRY directly from MPC at the Designated Terminals corresponding in the table below, to such [***] in the table below:

_________________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

[***]	Volume in gallons [***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

In illustration, and not in limitation, of the foregoing, for the [***], the Minimum Monthly [***] Volume is [***] gallons of [***] purchased by PANTRY directly from MPC at the Designated Terminals.”

(b)	Section 1(n) of the Agreement is deleted in its entirety and the following is substituted for it:
“(n)    “Minimum Monthly [***] Volume” means, with respect to a [***], the volume in gallons of [***] purchased by PANTRY directly from MPC at the Designated Terminals for a particular [***], as provided below in the table below:

[***]	Volume in gallons [***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

________________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

In illustration, and not in limitation, of the foregoing, for the [***], the Minimum Monthly [***] Volume is [***] gallons of [***] purchased by PANTRY directly from MPC at the Designated Terminals.”

(c)    Section 1(t) of the Agreement is deleted in its entirety and the following is substituted for it:

“(t)     “Retail Outlets” means the Phase 1 Outlets, the Phase 2 Outlets, the Phase 3 Outlets and the Phase 4 outlets. “Retail Outlet” means one of the Retail Outlets.”

(d)    Section 1 (z) of the Agreement is deleted in its entirety and the following is substituted for it:

“(z)     “Tier [***] Volume” means the first [***] gallons, collectively, of [***] purchased by PANTRY directly from MPC at the Designated Terminals in a calendar month.”

(e)    Section 1(aa) of the Agreement is deleted in its entirety and the following is substituted for it:

“(aa) “Tier [***] Volume” means the first [***] gallons, collectively, of [***] having an [***] purchased by PANTRY directly from MPC at the Designated Terminals in a calendar month.”

(f)    Section 1(bb) of the Agreement is deleted in its entirety and the following is substituted for it:

“(bb) “Tier [***] Volume” means the first [***] gallons, collectively, of [***] having an [***] purchased by PANTRY directly from MPC at the Designated Terminals in a calendar month.

(g)    Section 1(cc) of the Agreement is deleted in its entirety and the following is substituted for it:

“(cc) “Tier [***] Volume” means the first [***] gallons, collectively, of [***] having a [***] purchased by PANTRY directly from MPC at the Designated Terminals in a calendar month.”

(h)     The following is hereby added to the Agreement as Section 1(dd):

“(dd) “Phase 4 Outlets” means the motor fuel retail outlets identified on Exhibit F to this Agreement.”

(i)    The following is hereby added to the Agreement as Section 1(ee):

“(ee) “[***]” means the total funds advanced by MPC to JOBBER pursuant to Section 30): [***].”

(j)    The following is hereby added to the Agreement as Section 3(j):

_________________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

“(j) Advance of [***]. In the manner, and subject to the provisions of Section 30)(1) and 30)(2), MPC agrees to [***], of the [***] necessary to convert the Phase 4 Outlets to the Marathon® brand, in accordance with MPC's image and identification standards for Marathon branded outlets (which as of the date of this Amendment is MPC's Image Standards) and the Parties' mutually agreed image plans for the Phase 4 Outlets, which are outlined in Exhibit G to this Agreement (“Phase 4 Image Plan”). PANTRY agrees that all conversion of all Phase 4 Outlets will be completed on or before [***], except the Retail Outlets at [***], shall be reimaged or converted on or before [***]. PANTRY will manage all such conversion work included, but not limited to, installation of the Kangaroo sign, subject to MPC's approval of the contractor(s) performing such work.    MPC will have no [***] with the [***] pursuant to Section 30) unless and until MPC has received from PANTRY: (1) documentation evidencing, to MPC's sole satisfaction, PANTRY's proper release and termination of existing contractual obligations with respect to the Retail Outlets, as to the rebranding of which PANTRY represents and warrants that it has developed its plans as a result of market assessments and other business judgments made by PANTRY prior to entering discussions with MPC regarding, and independent of, this Amendment; (2) valid, accurate third party invoices documenting the expenditure of funds for all work and materials described in this Section 3U); and (3) photographs documenting the completion of all requirement conversion work at each of the Phase 4 Outlets. MPC will reimburse PANTRY for qualifying expenditures within [***] following MPC's receipt of the documentation, invoices and photographs required under this Section 3(j).”

(k)     The following is hereby added to the Agreement as Section 3(k):

“(k) Amortization of [***]. Upon the expiration of each calendar month of the Term commencing with the month of [***], the [***] will amortize by an amount derived by multiplying the [***] by [***].”

(I)	Section 4(a)(2) of the Agreement is deleted in its entirety and the following is substituted for it:

“(2) [***]: Contract Years. In any [***] of any Contract Year in which this Agreement is in effect and PANTRY's [***] purchases of (i) [***] directly from MPC at the Designated Terminals and (ii) [***] in the [***] in accordance with [***]), each [***] of [***] purchased directly from MPC at the Designated Terminals and delivered to the Retail Outlets, for resale at retail, [***] that particular [***] shall be eligible for the calculation of [***] pursuant to this Section 4:

_________________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

[***]	combined total volume [***]	maximum total volume [***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

PANTRY's purchases of [***] will be invoiced in accordance with the [***]. Subject to Section 4(a)(5) of this Agreement, the [***] amount to be paid with respect to a [***] of [***] so purchased and delivered in a [***] will be calculated in accordance with the [***] set forth in Section 4(a)(3) and 4(c) of this Agreement.”

(m)	Section 4(a)(3) of the Agreement is deleted in its entirety and the following is substituted for it:

“(3) [***] Formulas.

(A)    [***].

(i) The calculation of the [***] per each [***], for which [***] pursuant to Section 4(a)(2) for [***], up to and Including the Tier [***] Volume, shall be based on the following formula, and further subject to the provisions of Section 4(a)(4) and Section 4(c):

[***], where:

[***]

[***] The [***] of the [***] (based on the [***])[***], in the [***], of [***]

[***], with a [***] of [***]

In illustration, and not in limitation of the foregoing, [***] (e.g. [***] may be applicable), [***], with a [***]

_________________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

[***] (e.g. [***] may be applicable) [***].

(ii)     The calculation of [***] per each [***] of [***] having an [***], for which [***] pursuant to Section 4(a)(2) for [***], in excess of the Tier [***] Volume shall be based on the following formula, and further subject to the provisions of Section 4(a)(4) and Section 4(c):

[***], where:

[***]

[***] The [***] of the [***] (based on the [***]) [***], in the [***], of [***]

[***], with a [***] of [***]

In illustration, and not in limitation of the foregoing, [***] (e.g. [***] may be applicable), [***], with a [***] (e.g. [***] may be applicable) [***].

(B)    [***].

(i)    The calculation of the [***] per each [***] of [***] having an [***], for which [***] pursuant to Section 4(a)(2) for a [***], up to and including the Tier [***] Volume, shall be based on the following formula, and further subject to the provisions of Section 4(a)(4) and Section 4(c):

[***], where:

[***]

[***] The [***] of the [***] (based on the [***])[***], for the [***], of [***]

[***], with a [***] of [***]

In illustration, and not in limitation, of the foregoing, [***] (e.g. [***] may be applicable), [***], with a [***] (e.g. [***] may be applicable) [***].

(ii) The calculation of the [***] per each [***] of [***] having an [***], for which [***] pursuant to Section 4(a)(2) in a [***], in excess of the Tier [***] Volume shall be based on the following formula, and further subject to the provisions of Section 4(a)(4) and Section 4(c):

_________________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

[***], where:

[***]

[***] The [***] of the [***] (based on the [***]) [***], for the [***], of [***]

[***], with a [***] of [***]

In illustration, and not in limitation, of the foregoing, [***] (e.g. [***] may be applicable), [***], with a [***] (e.g. [***] may be applicable) [***].

(C)     [***].

(i) The calculation of the [***] per each [***] of [***] having an [***], for which [***] pursuant to Section 4(a)(2) in a month, up to and including the Tier [***] Volume, shall be based on the following formula, and further subject to the provisions of Section 4(a)(4) and Section 4(c):

[***], where:

[***]

[***] The [***] of the [***] (based on the [***])[***], for the [***], of [***]

[***], with a [***] of [***]

In illustration, and not in limitation, of the foregoing, [***] (e.g. [***] may be applicable), [***], with a [***] (e.g. [***] may be applicable) [***].

(ii) The calculation of the [***] per each [***] of [***] having an [***], for which [***] pursuant to Section 4(a)(2) in a [***], In excess of the Tier [***] Volume shall be based on the following formula, and further subject to the provisions of Section 4(a)(4) and Section 4(c):

[***], where:

[***]

[***] The [***] of the [***] (based on the [***], for the [***], of [***]

[***], with a [***] of [***]In illustration, and not in limitation, of the foregoing, [***] (e.g. [***] may be applicable), [***], with a [***] (e.g. [***] may be applicable) [***].”

_________________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

(n)     The following subparagraph (F) shall be added to Section 4(a)(4) of the Agreement.

“(F)    The values resulting from the formulas expressed in each of the Sections 4(a)(3)(A), 4(a)(3)(8), and 4(a)(3)(C), (i.e., whether [***] values) shall be applied to all [***] of the respective grade of [***] purchased by PANTRY at each Designated Terminal [***] up to the maximum total volume of [***] eligible for [***] as provided in Section 4(a)(2) (each a “[***] Number”), which will be subject to the provisions of Section 4(c) of this Agreement. For the avoidance of doubt, the application of this subparagraph (F) will result in as many [***] Numbers [***] for each Designated Terminal as the number of grades of [***] having an [***] PANTRY purchases at such Designated Terminal in such [***].”

(o)	Section 4(b)(2) of the Agreement is deleted in its entirety and the following is substituted for it:

“(2)    Volume Eligible [***]: Contract Years. In any [***] of any Contract Year in which this Agreement is in effect and PANTRY's [***] of (i) [***] directly from MPC at the Designated Terminals and (ii) [***] (as defined in the GSA) and [***], to that particular [***], each [***] of [***] purchased directly from MPC at the Designated Terminals and delivered to the Retail Outlets, for resale at retail, [***] that particular [***] pursuant to this Section 4:

[***]	combined total volume [***]	maximum total volume [***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

PANTRY's purchases of [***] will be invoiced in accordance with the [***]. Subject to Section 4(b){5) of this Agreement, the [***] with respect to a [***] of [***] so purchased and delivered in a [***] will be calculated in accordance with the [***] set forth in Section 4(b)(3) and 4(c) of this Agreement.”

_________________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

(p)    Section 4(b)(3) of the Agreement is deleted in its entirety and the following is substituted for it:

“(3)     [***] Formulas.

(A) [***] of [***] for which [***] pursuant to Section 4(b)(2) in a [***], up to and including the Tier [***] Volume, shall be based on the following formula and further subject to the provisions of Section 4(b)(4) and Section 4(c) of this Agreement:

[***], where:

[***]

[***] The [***] of the [***] (based on the [***]) [***], in the [***], of the [***] for which [***] ([***])

[***], with a [***] of [***]

In illustration, and not in limitation, of the foregoing, [***] (or whatever [***] may be applicable) [***], with a [***] (or whatever [***] may be applicable) [***].

(B) The [***] of [***] for which [***] pursuant to Section 4(b)(2) in a [***] in excess of the Tier [***] Volume shall be based on the following formula and further subject to the provisions of Section 4(b)(4) and Section 4(c) of this Agreement:

[***], where:

[***]

[***] The [***] of the [***] (based on the [***]) [***], in the [***], of the [***] for which [***] ([***])

[***], with a [***] of [***]

In illustration, and not in limitation, of the foregoing, [***] (or whatever [***] type may be applicable) [***], with a [***](or whatever [***] type may be applicable):

(q)    The following subparagraph (E) shall be added to Section 4(b)(4) of the Agreement.

“(E) The values resulting from the formulas expressed in each of the Sections 4(b)(3)(A) and 4(b)(3)(B) (i.e., whether [***] values) shall be applied to the [***] of the respective grade of [***] purchased by PANTRY at each Designated Terminal [***] up to the maximum total volume of [***] eligible for [***], as provided in Section 4(b)(2) (each a “[***] Number”), which will be subject to the provisions of Section 4(c) of this Agreement. For the avoidance of doubt, the application of this subparagraph (E) will result in as many [***] Numbers [***] for each Designated Terminal as that number of grades (e.g., [***]) of [***] PANTRY purchases at such Designated Terminal in such [***].”

_________________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

(r)    Section 4(c) of the Agreement is deleted in its entirety and the following is substituted for it:

“(c)     [***].

(1)	[***].

(A) For each Designated Terminal, MPC will [***] PANTRY [***] of [***] in [***] equal to the sum of the [***] Numbers at each such Designated Terminal for the [***]; except that (i) if PANTRY's [***] purchases of (x) [***] directly from MPC at the Designated Terminals and (y) [***] (as defined in the GSA) under the GSA, is [***] the “[***] and [***]” applicable to such [***] in accordance with Section 4(a)(2), then no rebate will be paid on such purchases in the [***]; and (ii) if the sum of the [***] Numbers for a Designated Terminal in [***] is [***], such sum shall be deemed to be [***] for that Designated Terminal for that [***].

(B) For each Designated Terminal, [***] of [***] in [***] equal to the sum of the [***] Numbers at each such Designated Terminal for the [***]; except that (i) if PANTRY's [***] purchases of (x) [***] directly from MPC at the Designated Terminals and (y) [***] (as defined in the GSA) and [***] (as defined in the GSA) under the GSA, is [***] the “[***] and [***]” applicable to such [***] in accordance with Section 4(b)(2), then [***] on such purchases in [***]; and (ii) if the sum of the [***] Numbers for a Designated Terminal in [***] is [***], such sum shall be deemed to be [***] for that Designated Terminal for that [***].

(2)    [***] Adjustments.

(A) [***] Adjustment. If in any [***] beginning [***], PANTRY's [***] purchases of [***] and [***] was [***] the “[***] and [***]” corresponding to the [***] as specified in Section 4(a)(2), but if PANTRY purchased the Minimum [***] Annual [***], the [***] Numbers for [***] will be added, and if such sum [***] the [***] actually paid to PANTRY for such [***], PANTRY will [***] amount as an adjustment.

(B) [***] Adjustment. If in any [***] beginning [***], PANTRY's [***] purchases of [***] and [***] and [***] in the [***] are [***] the “[***] and [***]” as specified in Section 4(b)(2), but if PANTRY purchased the Minimum [***] Annual [***], the [***] Numbers for [***] will be added, and if such sum [***] the total [***] actually paid to PANTRY for [***], PANTRY will [***] amount an adjustment.

(C) For avoidance of doubt, for [***] beginning [***], if both subsections (A) and (B) would apply, then PANTRY will [***] pursuant to both subsections (A) and (B).

(D)    [***] to PANTRY pursuant to this Section 4(c)(2) will be [***], on or before the [***]."

_________________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

(s)    The following shall be added to the Agreement as Section 4(d)(4):

“(4) Notwithstanding the provisions of Section 4(d)(1), if all the Phase 4 Outlets are not in [***] MPC's image and identification standards and the Phase 4 Image Plan by the applicable dates specified in Section 3(j), [***] shall be [***], by [***] that all of the Phase 4 Outlets [***] and the Phase 4 Image Plan.”

(t)     Section 15(b) of the Agreement is deleted in its entirety and the following is substituted for it:

“(b)     receive from PANTRY, without prior demand, an amount equal to the sum of the (1) unamortized balance of the [***] at the time the Termination Event occurs; and (2) unamortized balance of the [***] at the time the Termination Event occurs.”

2. This Amendment shall be effective as of January 1, 2013.

3. All capitalized terms used herein and not otherwise defined or redefined herein shall have the meanings assigned to them in the Agreement, and all terms defined or redefined herein shall be given the meaning set out herein.

4. This Amendment may be executed in counterparts, each of which will be deemed to be an original and taken together shall be considered as one document.

5. As amended hereby, the Agreement remains in full force and effect as the legal, binding obligation of the Parties, enforceable in accordance with its terms.

IN WITNESS WHEREOF, the Parties have executed this Fifth Amendment to Master Conversion Agreement on the day and year first written.

THE PANTRY, INC. (“PANTRY”)	MARATHON PETROLEUM COMPANY LP (“MPC”)
BY: MPC Investment LLC, its General Partner

By /s/ Dennis G. Hatchell	By /s/ Thomas M. Kelley
It President and Chief Operating Officer	Its Senior Vice President, Marketing

_________________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

STATE OF North Carolina )

) SS.
COUNTY OF Wake )

On this _ 3 _ day of May , 2013, before me, the undersigned Notary Public in and for said County and State, came Dennis G. HatcheII who did say, under oath, that he is President and Chief Executive Officer of The Pantry, Inc., a Delaware corporation, and that he executed this Fifth Amendment to Master Conversion Agreement on behalf of and with the authority of said corporation, with full knowledge of its contents and as its free act and deed.

IN WITNESS WHEREOF, I have hereunto subscribed my name on the day and year last aforesaid.

/s/ Jacqueline S. Renuart________
Notary Public

My Commission expires:

August 8, 2015______
(SEAL)

STATE OF Ohio________ )

) SS.
COUNTY OF Hancock )

On this _13_ day of May , 2013, before me, the undersigned Notary Public in and for said County and State, came T. M. Kelley, a Senior Vice President, Marketing, who did acknowledge that he executed this Fifth Amendment to Master Conversion Agreement on behalf of and with the authority of MPC Investment LLC, general partner of Marathon Petroleum Company LP, with full knowledge of its contents and as its free act and deed.

IN WITNESS WHEREOF, I have hereunto subscribed my name on the day and year last aforesaid.

/s/ Cynthia L. Ely
Notary Public

My Commission expires:

June 5, 2016______
(SEAL)

EXHIBIT F
TO MASTER CONVERSION AGREEMENT
Dated July 26, 2010
by and between The Pantry, Inc. and
Marathon Petroleum Company LP (f/k/a Marathon Petroleum Company LLC)

Phase 4 Outlets

Address	City	State
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

_________________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

EXHIBIT F
TO MASTER CONVERSION AGREEMENT
Dated July 26, 2010
by and between The Pantry, Inc. and
Marathon Petroleum Company LP (f/k/a Marathon Petroleum Company LLC)

Phase 4 Image Plan

At each of the Phase 4 Outlets, [***] will install the following image items, at a minimum, which items shall comply with the [***] image and identification standards and the agreed plan below, and with respect to the canopy and price sign, also the Joint Image Plan:

•	Price Sign(s)

◦	Refacing of existing pylon signs (ID sign and Price Sign) is acceptable

◦	Kangaroo Express logo may maintain [***], with Marathon logo having [***], and at least [***] on such main ID sign, including but not limited to, [***]

◦	High-rise signs containing the [***] must be replaced with either a [***] or [***].

•	Canopy

◦	Comply with Joint Image Plan

◦	ACM or vinyl is acceptable, resulting in flat fascia

◦	Kangaroo Express logo on [***]

◦	Two (2) sets of “[***] ([***]), except to the extent prohibited by applicable zoning laws

◦
Small round or square canopy columns/poles must be cladded to [***] standard specifications. Large round canopy columns/poles must be painted to match [***] cladding specifications. To ensure consistency with imaging of Phase 1 Outlets, Phase 2 Outlets, and Phase 3 Outlets [***], but [***].

◦	Lane identifiers to [***] standard specifications

•	Dispensers

◦	STP® pump skirts

◦	Dispenser cladding required. [***] to install new dispenser side risers to [***] specifications.

◦	Side risers must be stainless steel or white

◦	Standard [***] round valances required, except where the pump's proximity to canopy pole does not allow for standard round valance, in which case approved square valences are permitted

◦	Any diesel dispensers underneath gasoline canopy must be imaged to [***] standard specs

◦	Any [***] must be labeled “[***]”

•	Area lights/poles to be painted white

•	Trash receptacles must be [***] - 1 receptacle per dispenser

•	Bollards to be painted black

•	Gas island curbing to be painted black or be stainless steel

•	All other site curbing to be painted white

The image concept for each Phase 4 Outlet must be submitted to [***], and [***], prior to [***] for such Phase 4 Outlet.

_________________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.